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Exhibit 99.2

To:	All NBTY Associates
From:	Scott Rudolph, Chairman and CEO
Date:	July 15, 2010
Subject:	NBTY Agrees to be Acquired by The Carlyle Group

Dear Associates,

        I am very pleased to announce today that NBTY has agreed to be acquired by an affiliate of The Carlyle Group and to become a private company. Carlyle is one of the world's leading private investment firms. I want to take this opportunity to give you some perspective on this exciting news and what it means for you, our clients and shareholders.

        Under the merger agreement, NBTY shareholders (including all ESOP participants) will receive $55.00 in cash for each share of NBTY stock they hold. This a substantial premium and a particularly strong endorsement of our business.

        I'm confident that Carlyle is the right choice for us. With their wealth of experience in the consumer and retail industries, along with their financial strength, we'll be even better positioned to realize our long-term strategic vision. Carlyle's team is impressed with our spectrum of well-established brands, proven multi-channel/multi-geography distribution strategy and strong, long-standing customer relationships.

        For those of you who may not be familiar with Carlyle, it is a global alternative asset manager with $90.5 billion of assets under management committed to 67 funds as of March 31, 2010. Carlyle invests across three asset classes—private equity, real estate and credit alternatives—in Africa, Asia, Australia, Europe, North America and South America focusing on aerospace & defense, automotive & transportation, consumer & retail, energy & power, financial services, healthcare, industrial, infrastructure, technology & business services and telecommunications & media. Since 1987, the firm has invested $60.6 billion of equity in 969 transactions. Carlyle employs more than 880 people in 19 countries.

        Let me assure you that this is not a change in our business strategy. Our strength continues to depend on your passion and dedication. With Carlyle, we'll keep our focus on our commitment to quality and innovation and will use Carlyle's global resources and consumer and retail sector knowledge to further drive NBTY's global growth.

        We expect to complete the transaction by the end of 2010, following regulatory and shareholder approvals. In the meantime, we'll keep you informed of all developments as the process moves forward.

–
Scott

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About NBTY, Inc.

        NBTY is a leading global vertically integrated manufacturer, marketer and distributor of a broad line of high-quality, value-priced nutritional supplements in the United States and throughout the world. Under a number of NBTY and third party brands, the Company offers over 22,000 products, including products marketed by the Company's Nature's Bounty® (www.NaturesBounty.com), Vitamin World® www.VitaminWorld.com), Puritan's Pride® (www.Puritan.com), Holland & Barrett® (www.HollandAndBarrett.com), Rexall® (www.Rexall.com), Sundown® (www.SundownNutrition.com), MET-Rx® (www.MetRX.com), Worldwide Sport Nutrition® (www.SportNutrition.com), American Health® (www.AmericanHealthUS.com), GNC (UK)® (www.GNC.co.uk), DeTuinen® (www.DeTuinen.nl), LeNaturiste™ (www.LeNaturiste.com), SISU® (www.SISU.com), Solgar® (www.Solgar.com), Good 'n' Natural® (www.goodnnatural.com), Home Health™ (www.homehealthus.com), Julian Graves, Ester-C® (www.Ester-C.com) and Natural Wealth (www.naturalwealth.com) brands. NBTY routinely posts information that may be important to investors on its web site.

Forward-looking Statements

        This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to NBTY, the proposed merger and its business. These forward-looking statements can be identified by the use of terminology such as "subject to," "believe," "expects," "plan," "project," "estimate," "intend," "may," "will," "should," "can," or "anticipates," or the negative thereof, or variations thereon, or comparable terminology, or by discussions of strategy. Although all of these forward looking statements are believed to be reasonable, they are inherently uncertain. Factors which may materially affect such forward-looking statements include. but are not limited to (i) slow or negative growth in the nutritional supplement industry; (ii) interruption of business or negative impact on sales and earnings due to acts of God, acts of war, terrorism, bio-terrorism, civil unrest or disruption of mail service; (iii) adverse publicity regarding nutritional supplements; (iv) inability to retain customers of companies (or mailing lists) recently acquired; (v) increased competition; (vi) increased costs; (vii) loss or retirement of key members of management; (viii) increases in the cost of borrowings and/or unavailability of additional debt or equity capital; (ix) unavailability of, or inability to consummate, advantageous acquisitions in the future, including those that may be subject to bankruptcy approval or the inability of NBTY to integrate acquisitions into the mainstream of its business; (x) changes in general worldwide economic and political conditions in the markets in which NBTY may compete from time to time; (xi) the inability of NBTY to gain and/or hold market share of its wholesale and/or retail customers anywhere in the world; (xii) unavailability of electricity in certain geographical areas; (xiii) the inability of NBTY to obtain and/or renew insurance and/or the costs of the same; (xiv) exposure to and expense of defending and resolving product liability and intellectual property claims and other litigation; (xv) the ability of NBTY to successfully implement its business strategy; (xvi) the inability of NBTY to manage its retail, wholesale, manufacturing and other operations efficiently; (xvii) consumer acceptance of NBTY's products; (xviii) the inability of NBTY to renew leases for its retail locations; (xix) the inability of NBTY's retail stores to attain or maintain profitability; (xx) the absence of clinical trials for many of NBTY's products; (xxi) sales and earnings volatility and/or trends for the Company and its market segments; (xxii) the efficacy of NBTY's Internet and on-line sales and marketing strategies; (xxiii) fluctuations in foreign currencies, including the British pound, the Euro and the Canadian dollar; (xxiv) import-export controls on sales to foreign countries; (xxv) the inability of NBTY to secure favorable new sites for, and delays in opening, new retail and manufacturing locations; (xxvi) introduction of and compliance with new federal, state, local or foreign legislation or regulation or adverse determinations by regulators anywhere in the world (including the banning of products) and more particularly Good Manufacturing Practices in the United States, the Food Supplements Directive and Traditional Herbal Medicinal Products Directive in Europe and Section 404 requirements of the Sarbanes-Oxley Act of 2002; (xxvii) the mix of NBTY's products and the profit margins thereon;

(xxviii) the availability and pricing of raw materials; (xxix) risk factors discussed in NBTY's filings with the U.S. Securities and Exchange Commission; (xxx) adverse effects on NBTY as a result of increased energy prices and potentially reduced traffic flow to NBTY's retail locations; (xxxi) adverse tax determinations; (xxxii) the loss of a significant customer of the Company; (xxxiii) potential investment losses as a result of liquidity conditions; and (xxxiv) other factors beyond the Company's control, and (xxxiv) uncertainties associated with the proposed sale of NBTY to a company controlled by Carlyle, including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction.

        Readers are cautioned not to place undue reliance on forward-looking statements. NBTY cannot guarantee future results, trends, events, levels of activity, performance or achievements. NBTY does not undertake and specifically declines any obligation to update, republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

        Consequently, such forward-looking statements should be regarded solely as NBTY's current plans, estimates and beliefs.

Additional Information and Where to Find It

        In connection with the Merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company's stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. The Company's stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to NBTY, Inc, Attn: General Counsel, 2100 Smithtown Avenue, Ronkonkoma, New York 11779, telephone: (631) 567-9500, or from the Company's website, http://www.nbty.com.

        The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the Merger. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2010 Annual Meeting of Stockholders, which was filed with the SEC on January 15, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company's stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

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  Exhibit 99.2